SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

September 1, 2006

ARIEL WAY, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	0-50051	65-0983277
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

8000 Towers Crescent Drive, Suite 1220
Vienna, VA 22182

(Address of principal executive offices) (Zip Code)

(703) 918-2430

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement.

On August 15, 2006, Ariel Way, Inc. (the “Company”) and dbsXmedia, Inc. reached a verbal agreement with Loral Skynet Network Services, Inc., Loral Cyberstar L.L.C. and CyberStar LLC related to a certain Settlement Agreement and General Release, dated as of July 26, 2006 (the “Settlement Agreement”) and a letter agreement was on August 31, 2006 ratified, signed and executed by all parties. By this letter agreement, the Settlement Agreement was amended to change the references to “15 August 2006” in Section 16 of the Settlement Agreement to “15 September 2006”. The amendment shall be retroactive to the date of the Settlement Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARIEL WAY, INC.

By: /s/ Arne Dunhem
Name:  Arne Dunhem
Title: President and Chief Executive Officer

Date: September 1, 2006